UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	369 N. New York Avenue, Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (386) 274-2202

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

.01

Title of each class:	Trading Symbols	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of CTO Realty Growth, Inc. (the “Company”) was held on June 20, 2024. At the 2024 Annual Meeting, the Company’s stockholders (i) elected John P. Albright, George R. Brokaw, Christopher J. Drew, Laura M. Franklin, R. Blakeslee Gable and Christopher W. Haga to serve as members of the board of directors of the Company (the “Board”) until the Company’s 2025 Annual Meeting of Stockholders; (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”).

The proposals below are described in detail in the Company’s definitive proxy statement dated April 29, 2024. The voting results for each proposal are as follows:

Proposal 1 – Election of Directors:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John P. Albright	13,592,438	207,417	58,807	5,259,398
George R. Brokaw	13,600,801	196,926	60,935	5,259,398
Christopher J. Drew	13,249,153	550,624	58,885	5,259,398
Laura M. Franklin	13,580,507	224,583	53,572	5,259,398
R. Blakeslee Gable	12,118,788	1,680,824	59,050	5,259,398
Christopher W. Haga	13,244,912	553,732	60,018	5,259,398

Proposal 2 – Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2024:

FOR	AGAINST	ABSTAIN
18,734,791	297,520	85,749

Proposal 3 – The Say-on-Pay Vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,419,756	346,077	92,829	5,259,398

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2024

CTO Realty Growth, Inc.

By: /s/ John P. Albright

John P. Albright, President and Chief Executive Officer